QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.52

BRIGHAM EXPLORATION COMPANY
Stockholders Voting Agreement

        This STOCKHOLDERS VOTING AGREEMENT, dated December 20, 2002 (this "Agreement"), is made and entered into by and among Brigham Exploration Company, a Delaware corporation (the "Company"), the Credit Suisse First Boston entities listed on Schedule A hereto (the "CSFB Investors"), and the following stockholders of the Company (the "Stockholders"): Ben M. and Anne L. Brigham, individual residents of Travis County, Texas, Harold D. Carter, a resident of Dallas County, Texas, General Atlantic Partners III, L.P., a Delaware limited partnership, GAP-Brigham Partners, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, Aspect Resources, LLC, a Colorado limited liability company, and the individual officers of the Company listed on Schedule I hereto.

W I T N E S S E T H:

        WHEREAS, the Company and the CSFB Investors propose to enter into a Securities Purchase Agreement concurrently with the execution hereof (the "Purchase Agreement"), pursuant to which the Company will issue and sell to the CSFB Investors an aggregate of up to 500,000 shares of its Series B Preferred Stock and warrants (the "Warrants") to acquire 2,298,850 shares (the "Warrant Shares") of its common stock (the "Common Stock");

        WHEREAS, the Warrants contain certain anti-dilution provisions which, under the Nasdaq Market Rules, may not be enforceable until approved by the company's stockholders;

        WHEREAS, the Company has agreed to seek such approval at its annual stockholders' meeting to be held on or before May 31, 2003; and

        WHEREAS, as a condition to the agreement of the CSFB Investors to enter into the Purchase Agreement, the Company and the Stockholders have agreed to enter into this Agreement to provide for certain agreements relating to approval of the terms of the Warrants thereof;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:

        1.    Agreement to Vote Shares.    Each Stockholder agrees that, at any special or annual meeting of stockholders of the Company, such Stockholder shall vote all shares of Common Stock registered in its, his or her name or beneficially owned by it, him or her as of the record date of the meeting at which the matter is considered (including without limitation any and all other capital stock of the Company legally or beneficially acquired by such Stockholder after the date hereof) to approve and ratify the Warrants and any future adjustments to the exercise price pursuant to the terms of the Warrants. Each Stockholder represents to the CSFB Investors that as of the date hereof such Stockholder owns the number of outstanding shares of Common Stock set forth opposite such Stockholder's name on the attached Schedule I.

        2.    Successors, Assigns and Transferees.    The terms and provisions of this Agreement shall not bind, inure to the benefit of or be enforceable by or against the successors, assigns or transferees of each of the parties hereto. No party hereto may assign its rights under this Agreement.

        3.    Entire Agreement; Amendments.    This Agreement, and such additional instruments as may be concurrently executed and delivered pursuant to this Agreement, constitutes the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein or in the documents delivered concurrently herewith. This Agreement may be amended only by a written instrument duly executed by all the parties hereto.

        4.    Headings.    The section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

        5.    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, facsimile or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties as follows:

  If to Brigham:

    Brigham Exploration Company
    6300 Bridge Point Parkway
    Building Two, Suite 500
    Austin, Texas 78730
    Attention: Ben M. "Bud" Brigham
    Fax No: (512) 427-3400

  If to any of the CSFB Investors:

    Global Energy Partners
    1100 Louisiana Street
    Houston, Texas 77002
    Fax: 713-890-1429
    Attn: Steven A. Webster

    and

    CSFB Private Equity
    11 Madison Avenue
    New York, New York 10010
    Fax: 917-326-8076
    Attn: Ivy Dodes

    with a copy to:

      Gardere Wynne Sewell LLP
      1000 Louisiana, Suite 3400
      Houston, Texas 77002
      Attention: N.L. Stevens III
      Telefax: 713-276-5807

  If to Ben M. Brigham:

    Ben M. Brigham
    Brigham Exploration Company
    6300 Bridge Point Parkway
    Building Two, Suite 500
    Austin, Texas 78730
    Fax No: (512) 427-3400

  If to Anne L. Brigham:

    Anne L. Brigham
    Brigham Exploration Company
    6300 Bridge Point Parkway

    Building Two, Suite 500
    Austin, Texas 78730
    Fax No: (512) 427-3400

  If to Harold D. Carter:

    Harold D. Carter
    5949 Sherry Lane, Suite 620
    Dallas, Texas 75225
    Fax No.: (214) 692-7820

  If to General Atlantic Partners III, L.P.:

    General Atlantic Partners III, L.P.
    c/o General Atlantic Service Corporation
    3 Pickwick Plaza
    Greenwich, CT 06830
    Attention: Mr. Thomas J. Murphy
    Fax No: (203) 622-8818

  If to GAP-Brigham Partners, L.P.:

    GAP-Brigham Partners, L.P.
    c/o General Atlantic Service Corporation
    3 Pickwick Plaza
    Greenwich, CT 06830
    Attention: Mr. Thomas J. Murphy
    Fax No: (203) 622-8818

  If to GAP Coinvestment Partners II, L.P.:

    GAP Coinvestment Partners II, L.P.
    c/o General Atlantic Service Corporation
    3 Pickwick Plaza
    Greenwich, CT 06830
    Attention: Mr. Thomas J. Murphy
    Fax No: (203) 622-8818

  If to Aspect Resources, LLC:

    Aspect Resources, LLC
    511 16th Street, Suite 300
    Denver, CO 80202
    Attention: Mr. Paul D. Favret
    Fax No: (303) 573-7340

  If to any of the officers of Brigham:

    Brigham Exploration Company
    6300 Bridge Point Parkway
    Building Two, Suite 500
    Austin, Texas 78730
    Attention: [name of officer]
    Fax No: (512) 427-3400

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

        6.    Governing Law.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof.

        7.    Waiver.    Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

        8.    Challenges to Agreement.    In the event that any part of this Agreement or any transaction contemplated hereby is temporarily, preliminarily or permanently enjoined or restrained by court of competent jurisdiction, the parties hereto shall use their reasonable best efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect.

        9.    Specific Performance.    Each of the Stockholders acknowledges and agrees that irreparable harm would occur if any provision of this Agreement were not performed in accordance with the terms thereof, or were otherwise breached, and that such harm could not be remedied by an award of damages. Accordingly, each of the Stockholders agrees that any non-breaching party shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

        10.    Counterparts.    This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

        * * * * *

        IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned parties has executed or caused this Agreement to be executed on the date first above written.

BRIGHAM EXPLORATION COMPANY
By:/s/ BEN M. BRIGHAM
Name: Ben M. Brigham
Title: CEO and President
/s/ BEN M. BRIGHAM Ben M. Brigham
/s/ ANNE L. BRIGHAM Anne L. Brigham
/s/ HAROLD D. CARTER Harold D. Carter
/s/ EUGENE B. SHEPHERD Eugene B. Shepherd
/s/ DAVID T. BRIGHAM David T. Brigham
/s/ A. LANCE LANGFORD A. Lance Langford
/s/ JEFFERY E. LARSON Jeffery E. Larson
/s/ MALCOLM BROWN Malcolm Brown
/s/ WARREN LUDLOW Warren Ludlow
GENERAL ATLANTIC PARTNERS III, L.P. By GAP III Investors, Inc. Its General Partner
By:
/s/ STEPHEN P. REYNOLDS Name: Stephen P. Reynolds Title: President

GAP-BRIGHAM PARTNERS, L.P.
By:
/s/ STEPHEN P. REYNOLDS Name: Stephen P. Reynolds Title: General Partner
GAP COINVESTMENT PARTNERS II, L.P.
By: /s/ THOMAS J. MURPHY
Name: Thomas J. Murphy Title: General Partner
ASPECT RESOURCES, LLC By Aspect Management Corporation Its Manager
By: /s/ SCOTT RITGER
Name: Scott Ritger Title: Manager
THE CSFB INVESTORS:
DLJ MERCHANT BANKING PARTNERS III, L.P.
By: DLJ MERCHANT BANKING III, INC., its Managing General Partner
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact
DLJ MERCHANT BANKING III, INC., AS ADVISORY GENERAL PARTNER ON BEHALF OF DLJ OFFSHORE PARTNERS III, C.V.
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact

DLJ MERCHANT BANKING III, INC., AS ADVISORY
GENERAL PARTNER ON BEHALF OF DLJ OFFSHORE
PARTNERS III-1, C.V. AND AS ATTORNEY-IN-FACT FOR
DLJ MERCHANT BANKING III, L.P., AS ASSOCIATE
GENERAL PARTNER OF DLJ OFFSHORE PARTNERS III-1, C.V.
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact

DLJ MERCHANT BANKING III, INC., AS ADVISORY
GENERAL PARTNER ON BEHALF OF
DLJ OFFSHORE PARTNERS III-2, C.V. AND
AS ATTORNEY-IN-FACT FOR DLJ MERCHANT BANKING III, L.P.,
AS ASSOCIATE GENERAL PARTNER OF
DLJ OFFSHORE PARTNERS III-2, C.V.
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact
DLJ MB PARTNERS III GmbH & CO. KG
By: DLJ MERCHANT BANKING III, L.P., its Managing Limited Partner
By:	DLJ MERCHANT BANKING III, INC., its General Partner
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact
MILLENNIUM PARTNERS II, L.P.
By: DLJ MERCHANT BANKING III, INC., its Managing General Partner
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact
MBP III PLAN INVESTORS, L.P.
By: DLJ LBO PLANS MANAGEMENT CORPORATION, its Managing General Partner
By:	/s/ ROBERT CABES ROBERT CABES Attorney-in-Fact

Schedule I

Stockholder	Number of Outstanding Shares of Common Stock
Ben M. and Anne L. Brigham, collectively	3,671,774
Harold D. Carter	314,893
General Atlantic Partners III, L.P.	2,679,418
GAP-Brigham Partners, L.P.	127,725
GAP Coinvestment Partners II, L.P.	975,610
Aspect Resources, LLC	487,805
Brigham Officers: Eugene B. Shepherd David T. Brigham Lance Langford Jeffery E. Larson Malcolm Brown Warren Ludlow	193,252 (in the aggregate)

QuickLinks

  Exhibit 10.52
BRIGHAM EXPLORATION COMPANY Stockholders Voting Agreement
W I T N E S S E T H
Schedule I